EXHIBIT 10.1
AMENDMENT NO. 1 TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
          THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of September 24, 2007 and is by and among BANK OF AMERICA, N.A, successor to FLEET CAPITAL CORPORATION, a Rhode Island corporation, and the other parties identified as Lenders on the signature pages hereto (collectively, “Lenders”), on the one hand, and WABASH NATIONAL CORPORATION, a Delaware corporation, WABASH NATIONAL, L.P., a Delaware limited partnership, WNC CLOUD MERGER SUB, INC., an Arkansas corporation, FTSI DISTRIBUTION COMPANY, L.P., a Delaware limited partnership, and TRANSCRAFT CORPORATION, a Delaware corporation (collectively, “Borrowers”), on the other hand. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Loan Agreement referred to herein below.
W I T N E S S E T H:
          WHEREAS, Lenders and Borrowers are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of March 6, 2007 (as the same has been and may be amended, or modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of Borrower;
          WHEREAS, Borrowers have requested that the Majority Lenders amend the Loan Agreement in certain respects; and
          WHEREAS, the Majority Lenders have agreed to amend the Loan Agreement on the terms and subject to the conditions hereinafter set forth;
          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:
          1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 4 below, the Loan Agreement is hereby amended as follows:
          (a) The reference to “$150,000,000” contained in the face page of the Loan Agreement is hereby deleted and replaced with a reference to “$200,000,000”.
          (b) The reference to “$150,000,000” contained in the lead-in sentence of Section 1 of the Loan Agreement is hereby deleted and replaced with a reference to “$200,000,000”.
          (c) The reference to “$100,000,000” contained in Section 1.1.6 of the Loan Agreement is hereby deleted and replaced with a reference to “$50,000,000”.

          (d) Section 8.1.16 of the Loan Agreement is hereby amended and restated in its entirety as follows:
     “8.1.16 Convertible Notes. No later than May 1, 2008, Wabash shall do one or more of the following: (a) repurchase all or a portion of the Indebtedness evidenced by the Convertible Notes and the other Convertible Note Documents with the proceeds of the New Convertible Note Indebtedness or proceeds from the Loans, so long as immediately after making any such payment with proceeds of the Loans, Borrowers have Availability of at least $40,000,000, (b) defease any outstanding Indebtedness evidenced by the Convertible Notes and the other Convertible Note Documents, so long as immediately after making any such payment, Borrowers have Availability of at least $40,000,000 or (c) institute cash reserves equal to any outstanding principal balance of the Convertible Notes which reserves (i) shall remain in place until all Indebtedness evidenced by the Convertible Notes has been paid in full, and (ii) shall be used only to pay in full the outstanding Indebtedness evidenced by the Convertible Notes, so long as immediately after instituting any cash reserves from the proceeds of the Loans, Borrowers have Availability of at least $40,000,000.”
          (e) Subsections 8.2.6(i) and (ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:
     ”(i) use or permit any of its Subsidiaries to use the proceeds of the Loans to make any payment of any part or all of the Indebtedness evidenced by the Convertible Notes and the other Convertible Note Documents (including, without limitation, any mandatory or voluntary prepayment, purchase or redemption, including a repurchase upon a “Change of Control” (as defined in the Convertible Note Indenture as in effect on the date hereof)), except in the event that (a) no Default or Event of Default is then in existence or would be caused thereby after giving effect thereto, (b) immediately after giving effect to any such payment, Borrowers have Availability of at least $40,000,000, and (c) at least 1 Business Day prior to any such payment, Borrowers have delivered to Agent a certificate of Wabash’s Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Agent, certifying compliance with each of the foregoing requirements and showing all applicable calculations; provided, however, that Borrower and its Subsidiaries may use the proceeds of the Loans to make regularly scheduled cash payments of interest pursuant to the Convertible Note Documents (each in effect as of the date hereof) at a rate of 3.25% per annum without having to comply with clauses (b) and (c) above;
     (ii) use or permit any of its Subsidiaries to use the proceeds of the Loans to make any payment of any part or all of the New Convertible Note Indebtedness (including, without limitation, any mandatory or voluntary prepayment, purchase or redemption), except in the event that (a) no Default or Event of Default is then in existence or would be caused thereby after giving effect thereto, (b) immediately after completing any such payment, Borrowers have Availability of at least $40,000,000, and (c) at least 1 Business Day prior to any such payment, Borrowers have delivered to Agent a certificate of Wabash’s Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Agent, certifying compliance with each of the foregoing requirements and showing all applicable calculations; provided, however, that Borrower and its Subsidiaries may make (A) regularly scheduled cash payments of interest pursuant to the documents governing New Convertible Note Indebtedness, and (B) payment of the extension fee referenced in Section 10.1.6, in each case without having to comply with clauses (b) and (c) above;”
          (f) Subsection 8.2.7(v) of the Loan Agreement is hereby amended and restated in its entirety as follows:
     ”(v) Distributions in the form of the redemption or other repurchase by Wabash of Common Stock from time to time, in each case, so long as, and to the extent that, (a) no Default or Event of Default is then in existence or would be caused thereby after giving effect thereto, (b) immediately after completing such Distribution, Borrowers have Availability of at least $40,000,000, and (c) at least 1 Business Day prior to such Distribution, Borrowers have delivered to Agent a certificate of Wabash’s Chief Financial Officer, Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to Agent, certifying compliance with each of the foregoing requirements and showing all applicable calculations;”
          (g) The address information for Agent contained in Section 12.8 of the Loan Agreement is hereby deleted and replaced with the following:
“Bank of America, N.A.
231 South LaSalle
7th Floor
Mail Code IL1-231-07-49
Chicago, Illinois 60604
Attention: Loan Administration Manager (Wabash)
Facsimile No.: (312) 755-3300”
          (h) The references to “$150,000,000” contained in the definitions of “Revolving Credit Maximum Amount” and “Total Credit Facility” set forth in Appendix A of the Loan Agreement are hereby deleted and replaced with references to “$200,000,000”.
          (i) After giving effect to this Amendment, each Lender’s Revolving Loan Commitment shall be equal to the amount set forth below such Lender’s name on the signature pages hereto.

          (j) The schedules to the Loan Agreement are hereby amended and restated as set forth on Exhibit A hereto (other than as provided in Section 5(b) below).
          2. Scope of Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance upon the representations and warranties of Borrowers set forth in Section 4 below, this Amendment shall have the effect of amending the Loan Agreement as appropriate to express the agreements contained herein. In all other respects, the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms.
          3. Conditions to Effectiveness. The effectiveness of this Amendment and the amendments contained herein are subject to the satisfaction of the following conditions precedent or concurrent:
          (a) Agent shall have received a copy of this Amendment executed by Borrowers and the Majority Lenders, together with a reaffirmation of Guaranty Agreement executed by each Guarantor;
          (b) Agent shall have received each of the additional documents, instruments and agreements listed on Exhibit B attached hereto, each in form and substance satisfactory to Agent, together with such other documents, agreements and instruments as Agent may require or reasonably request;
          (c) Agent shall have received a fully-earned, non-refundable commitment fee of $75,000 to be paid pro rata to each Lender that increases its Revolving Loan Commitment pursuant to this Amendment; and
          (d) No Default or Event of Default shall be in existence.
          4. Representations and Warranties. To induce Lenders to execute and deliver this Amendment, Borrowers hereby represent and warrant to Lenders that, after giving effect to this Amendment:
          (a) All representations and warranties contained in the Loan Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date).
          (b) No Default or Event of Default has occurred which is continuing.
          (c) This Amendment, and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

          (d) The execution and delivery by Borrowers of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.
          5. Post-Closing Agreements. As of April 6, 2007, (i) Borrowers’ obligations under that certain post-closing letter agreement dated as of March 6, 2007 among Borrowers and Agent is hereby terminated and (ii) Borrowers hereby agree to deliver the following items to Agent on or before the applicable dates set forth below and agrees that any failure to do so shall constitute an Event of Default under the Loan Agreement unless the time for such delivery is postponed by Agent with its sole discretion:
          (a) On or before October 24, 2007, Borrowers shall deliver to Agent fully executed Deposit Account Control Agreements covering the following accounts:

Bank	Account Title	Account Number
Fifth Third	WNC Local Deposits	7652206223
National City Bank	Wabash National Trailer Centers, Inc.	758138583
Wells Fargo	WNC Master	4121283097
Wells Fargo	Local Desktop Deposit	4121208185
In the event that Borrowers fail to obtain a Deposit Account Control Agreement for any of the accounts listed above, such accounts shall be closed on or before November 8, 2007 and the funds therein shall be transferred to a bank for which a Deposit Account Control Agreement, in form and substance reasonably satisfactory to Agent, is in place.
          (b) On or before October 9, 2007, Borrowers shall deliver to Agent an updated Schedule 7.1.16 to the Loan Agreement, in form and substance reasonably satisfactory to Agent.
          6. Governing Law. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.
          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
          8. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Amendment.
[Signature pages to follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

LENDERS:

BANK OF AMERICA, N.A, successor to
FLEET CAPITAL CORPORATION,
as Agent and as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $60,000,000

By:	/s/ Sandra Evans
Name:	Sandra Evans
Title:	Senior Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

LASALLE BANK, NATIONAL ASSOCIATION,
as Syndication Agent and as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $33,333,333.33

By:	/s/ Andrew J. Crask
Name:	Andrew J. Crask
Title:	First Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

WELLS FARGO FOOTHILL, LLC as
Syndication Agent and as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $33,333,333.33

By:	/s/ Krista Wade
Name:	Krista Wade
Title:	Assistant Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

JPMORGAN CHASE BANK, N.A.,
as Documentation Agent and as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $33,333,333.33

By:	/s/ Paul A. Taubeneck
Name:	Paul A. Taubeneck
Title:	Assistant Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $20,000,000

By:	/s/ Terry A. Graffis
Name:	Terry A. Graffis
Title:	Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

GENERAL ELECTRIC CAPITAL
CORPORATION, as a Lender

Revolving Loan Commitment (after giving effect to
Amendment): $20,000,000

By:	/s/ Robert M. Reeg
Name:	Robert M. Reeg
Title:	Duly Authorized Signatory
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

BORROWERS:

WABASH NATIONAL CORPORATION

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

WABASH NATIONAL, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

WNC CLOUD MERGER SUB, INC.

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

FTSI DISTRIBUTION COMPANY, L.P.

By:	Wabash National Trailer Centers, its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

TRANSCRAFT CORPORATION

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President
Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

EXHIBIT A
Amended and Restated Schedules
See attached.

EXHIBIT B
Closing Checklist
See attached.

REAFFIRMATION
          Wabash National Trailer Centers, Inc., a Delaware corporation, Wabash Financing LLC, a Delaware limited liability company, National Trailer Funding, L.L.C., a Delaware limited liability company, Wabash National Lease Receivables, L.P.., a Delaware limited partnership, Continental Transit Corporation, an Indiana corporation, Wabash National Services, L.P., a Delaware limited partnership, and Cloud Oak Flooring Company, Inc., an Arkansas corporation (each “Guarantor” and collectively, “Guarantors”), hereby (i) acknowledge receipt of a copy of the foregoing Amendment No. 1 to Second Amended and Restated Loan and Security Agreement (the “Amendment”); (ii) affirm that nothing contained in the Amendment shall modify in any respect whatsoever the obligations of any Guarantor under any Loan Document to which such Guarantor is a party; and (iii) reaffirm that such Loan Documents and all obligations of the Guarantors thereunder shall continue to remain in full force and effect.

          IN WITNESS WHEREOF, Guarantors have executed this Reaffirmation on and as of the date of the Amendment.

WABASH NATIONAL TRAILER CENTERS, INC.

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

NATIONAL TRAILER FUNDING, L.L.C.

By:	Wabash National Trailer Centers, Inc., its Sole Member

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

WABASH NATIONAL LEASE RECEIVABLES, L.P.

By:	Wabash National Corporation, its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer

CLOUD OAK FLOORING COMPANY, INC.

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President
Reaffirmation to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement

CONTINENTAL TRANSIT CORPORATION

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

WABASH NATIONAL SERVICES, L.P.

By:	Wabash National Trailer Centers, Inc., its General Partner

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Vice President

WABASH FINANCING, LLC

By:	Wabash National Corporation, its Sole Member

By: Name:	/s/ Robert J. Smith Robert J. Smith
Title:	Senior Vice President and Chief Financial Officer
Reaffirmation to Amendment No. 1 to Second Amended and Restated Loan and Security Agreement